Exhibit 10.10

OPERATING AGREEMENT
经营协议

This Operating Agreement (this “Agreement”) is dated ______________, and is entered into in Harbin, China between Harbin Mege Union Beauty Management Ltd., a wholly foreign-owned enterprise, incorporated under the laws of China, located at  No. 389 Han Shui Rd, Nan Gang Ji Zhong District, Harbin Development Zone, Harbin, China (“Party A”), and ___________________________ established under the laws of the China (“Party B”), with a registered address at ________________________, and shareholders/owner owning 100% of Party B (the “owners of Party B”). Party A and Party B, and Shareholders of Party B are referred to collectively in this Agreement as the “Parties.”
 本经营协议咨询服务协议（“本协议”）由按中国法设立的法定住址为中国哈尔滨开发区南岗集中区汉水路389号的外商独资企业哈尔滨美联美容管理有限公司（“甲方”），与按中国法设立的法定地址为                             （“乙方”）, 以及拥有乙方100%股权的股东/所有人（“乙方股东/所有人”）协商一致，于2007年8月3日在哈尔滨签订。甲方和乙方总称为“各方”。

RECITALS
陈述

1.	Party A， a wholly foreign-owned limited company incorporated under the laws of China, which has the expertise in the business of beauty and its management;
1         甲方为依中国法在中国设立的外商独资企业，专业开展美容及其管理业务。

22.	Party B is a business entity in Harbin, China, and is engaged in the beauty industry, hairdressing, swimming and gym service (the “Business”);
2         乙方是一家注册于哈尔滨的商业实体，主要从事健身，游泳，美容、美发（“业务”）。

3.	The undersigned Shareholders of Party B collectively own over 100% of the equity interests of Party B;
3         乙方的股东/所有人拥有乙方100 ％的股权。

4.	Party A has established a business relationship with Party B by entering into the “Consulting Services Agreement” (hereinafter referred to as the “Services Agreement”);
4         甲方已经通过签订咨询服务协议（“服务协议”）和乙方建立了业务联系。

5.
Pursuant to the above-mentioned agreement between Party A and Party B, Party B shall pay a certain amount of money to Party A.  However, the relevant payable account has not been paid yet and the daily operation of Party B will have a material effect on its capacity to pay such payable account to Party A;

OPERATING AGREEMENT (GYM)

5        根据以上提到的甲方和乙方之间的协议，乙方应当向甲方支付一定数量的钱款。但是，相关应当支付的数额还未被支付，并且乙方的日常经营对于其向甲方进行支付的能力具有实质性的影响。

6.	The Parties are entering into this Agreement to clarify matters in connection with Party B’s operations.
6         各方准备签订本协议以便厘清相关和乙方经营有关的议题。

NOW THEREFORE, all parties of this Agreement hereby agree as follows through mutual negotiations:
鉴于此，通过双方协商，各方同意签订协议如下：

1.
[Party A agrees, subject to the satisfaction of the relevant provisions by Party B herein, as the guarantor for Party B in the contracts, agreements or transactions in connection with Party B’s operation between Party B and any other third party, to provide full guarantee for the performance of such contracts, agreements or transactions by Party B. Party B agrees, as the counter-guarantee, to pledge all of its assets, including accounts receivable, to Party A. According to the aforesaid guarantee arrangement, Party A wishes to enter into written guarantee contracts with Party B’s counter-parties thereof to assume the guarantee liability as the guarantor when it needs; therefore, Party B and Party C shall take all necessary actions (including but not limited to execute relevant documents and transact relevant registrations) to carry out the arrangement of counter-guarantee to Party A.]

1.	甲方同意，根据乙方对于相关规定的满意，作为乙方在和其经营有关的与第三人的合同，协议和交易中的担保人，提供相关合同，协议或者交易乙方完全履行的担保。乙方同意，作为反担保，向甲方提供其包括应收帐款在内的所有相关资产的质押。根据前述的担保安排，甲方希望和乙方的相对方签订书面的担保合同以承担相关担保人应承担责任。因此，乙方和丙方应当采取所有必要的行动（包括但不限于签订相关文件并且进行相关登记）以便实现向甲方提供的反担保。

2.
In consideration of the requirement of Article 1 herein and assuring the performance of the various operation agreements between Party A and Party B and the payment of the payables accounts by Party B to Party A, Party B together with its shareholders/owners Party C hereby jointly agree that Party B shall not conduct any transaction which may materially affects its assets, obligations, rights or the operations of Party B (excluding the business contracts, agreements, sell or purchase assets during Party B’s regular operation and the lien obtained by relevant counter parties due to such agreements) unless the obtainment of a prior written consent from Party A, including but not limited to the following:

2.	考虑到本协议第一条的要求，为求保证甲乙双方之间达成的各类交易的履行以及乙方向甲方应当支付的相关价款的支付，乙方及其股东/所有人丙方在此一致同意除非事先获得来自甲方的书面同意，乙方不应当进行任何能够实质性影响乙方财产，义务，权利或者经营的交易（排除乙方进行日常的业务活动以及由此产生的留置）。此类交易包括但不限于以下情况：

2.1	To borrow money from any third party or assume any debt;
2.1	向任何第三方借款或者承担任何债务;

OPERATING AGREEMENT (GYM)

2.2	To sell to or acquire from any third party any asset or right, including but not limited to any intellectual property right;
2.2	向任何地方出售（或者购得）任何财产或者权利，包括但不限于任何知识产权;

2.3	To provide any guarantees to any third parties using its assets or intellectual property rights;
2.3	以其拥有的财产和知识产权向任何第三方提供担保;

2.4	To assign to any third party its business agreements.
2.4	向任何第三方转让业务合同。

3.
In order to ensure the performance of the various operation agreements between Party A and Party B and the payment of the various payables by Party B to Party A, Party B together with its shareholders/owners Party C hereby jointly agree to accept, from time to time, advice regarding corporate policy advise provided by Party A in connection with company’s daily operations, financial management and the employment and dismissal of the company’s employees.

3.	为了保证各类在甲方和乙方之间达成的经营协议的履行以及相关帐款的支付，乙方及其股东/所有人丙方在此一致同意不时地接受甲方提供的有关公司的政策的建议。相关政策有关公司的日常经营，财政安排和公司员工的解雇和雇佣。

4.
Party B together with its shareholders/owners Party C hereby jointly agree that Party C shall appoint the person recommended by Party A as the directors of Party B, and Party B shall appoint Party A’s senior managers as Party B’s General Manager, Chief Financial Officer, and other senior officers. If any of the above senior officers leaves or is dismissed by Party A, he or she will lose the qualification to take any position in Party B and Party B shall appoint other senior officers of Party A recommended by Party A to take such position. The person recommended by Party A in accordance with this Article herein should comply with the stipulation on the qualifications of directors, General Manager, Chief Financial Officer, and other senior officers pursuant to applicable law.

4.	乙方及其股东/所有人丙方在此一致同意丙方应当任命甲方的高级经理人员担任乙方的总经理，首席财务官，和其他公司的高级主管。如果以上任何公司的高级主管被甲方解雇或者自动离职，她/他自动丧失其在乙方的职务而乙方应当任命其他由甲方介绍的甲方高级管理人员以担任相关职务。甲方依照本协议规定介绍的人员应当符合相关适用法规定的董事，总经理，首席财务官的资质规定。

5.
Party B together with its shareholders/owners Party C hereby jointly agree and confirm that Party B shall seek the guarantee from Party A first if it needs any guarantee for its performance of any contract or loan of flow capital in the course of operation. In such case, Party A shall have the right but not the obligation to provide the appropriate guarantee to Party B on its own discretion. If Party A decides not to provide such guarantee, Party A shall issue a written notice to Party B immediately and Party B shall seek a guarantee from other third party.

5.	乙方及其股东/所有人丙方在此一致同意并且确认乙方在经营中因为合同履行或者流动资金担保而需要担保时，应当首先向甲方寻求此类担保。在这种情况下，甲方应当拥有权利（非义务）依据自身判断向乙方提供合适的担保。如果甲方决定不提供此类担保，那么甲方应当立即向乙方发出书面通知并且乙方应当寻求其他第三方获得此类担保。

OPERATING AGREEMENT (GYM)

6.
In the event that any of the agreements between Party A and Party B terminates or expires, Party A shall have the right but not the obligation to terminate all agreements between Party A and Party B including but not limited to the Services Agreement.

6.	在甲方和乙方之间的协议终止或者到期的情况下，甲方拥有（非义务）终止所有甲乙双方之间的所有协议（包括但不限于服务协议）的权利。

7.
Any amendment and supplement of this Agreement shall be made in writing. The amendment and supplement duly executed by all parties shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

7.	任何本协议的修正和补充应当以书面提供。各方签署的相关修正和补充应当视作本协议的一部份并且应当和本协议拥有相同的法律效力。

8.
If any clause hereof is judged as invalid or non-enforceable according to relevant laws, such clause shall be deemed invalid only within the applicable area of the Laws and without affecting other clauses hereof in any way.

8.	如果根据相关法律，任何条款被视作无效或者不可执行，那么该类条款应当仅在该类法域的范围内无效并且不会影响本协议中的其他条款。

9.
Party B shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A. Party B hereby agrees that Party A may assign its rights and obligations under this Agreement as it needs and such transfer shall only be subject to a written notice sent to Party B by Party A, and no any further consent from Party B will be required.

9.	乙方不应当在未获得甲方事先书面同意的情况下将本协议中相关权利和义务转让给任何第三方。乙方在此同意甲方在需要时可以将其在本协议中的权利和义务进行转让，并且相关转让仅取决于乙方向甲方发出的书面通知，并且无需自乙方获得任何进一步的同意。

10.
All parties acknowledge and confirm that any oral or written materials communicated pursuant to this Agreement are confidential documents. All parties shall keep secret of all such documents and not disclose any such documents to any third party without prior written consent from other parties unless under the following conditions: (a) such documents are known or shall be known by the public (excluding the receiving party discloses such documents to the public without authorization); (b) any documents disclosed in accordance with applicable laws or rules or regulations of stock exchange; (c) any documents required to be disclosed by any party to its legal counsel or financial consultant for the purpose of the transaction of this Agreement by any party, and such legal counsel or financial consultant shall also comply with the confidentiality as stated hereof. Any disclosure by employees or agencies employed by any party shall be deemed the disclosure of such party and such party shall assume the liabilities for its breach of contract pursuant to this Agreement. This Article shall survive whatever this Agreement is void, amended, cancelled, terminated or unable to perform.

OPERATING AGREEMENT (GYM)

10.	各方认识到并且确认任何通过口头或者书面传递和的材料均为机密文件。各方应当对此类文件采取保密措施并且在没有获得其他方书面同意的情况下不向任何第三方泄露此类文件，除非在以下情况下：（a）此类文件已被或者应当被公众知晓。（排除接受方在未获授权的情况下将此类文件向公众公开）；（b）任何依照适用的法律法规及证券交易规则对文件所做的披露；（c）任何一方要求把任何文件向其律师或者财务顾问进行披露以便由该方或者其律师和财务顾问操作的本协议下的交易。但是该律师和财务顾问也应当遵守本协议的保密规定。各方的雇员或者代理人所做的披露应当视作该方所做的披露并且该方应当承当所有违反本协议保密条款的责任。本条款不因本协议的无效，修改，取消，终止或者无法履行而失效。

11.	This Agreement shall be governed by and construed in accordance with PRC law.
11.	本协议应当适用中华人民共和国法律并进行解释。

12.
The parties shall strive to settle any dispute arising from the interpretation or performance of this Agreement through friendly consultation. In case no settlement can be reached through consultation, each party can submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with its rules of CIETAC. The arbitration proceedings shall take place in Shanghai and shall be conducted in Chinese. Any resulting arbitration award shall be final and conclusive and binding upon all the parties.

12.	各方应当尽力通过友好协商解决任何对于本协议的解释和履行而产生的纠纷。如果无法通过协商解决纠纷，每一方都可以诉诸中国贸促会仲裁委员会并接受其规则进行仲裁。仲裁应当在上海以中文进行。任何仲裁决议应当为终局并且对协议各方具有约束力。

13.	This Agreement shall be executed by a duly authorized representative of each party as of the date first written above and become effective simultaneously.
13.	本协议应由各方授权的代表在以上确定的日期签署，在签署的同时本协议生效。

14.
Notwithstanding Article 13 hereof, the parties confirm that this Agreement shall constitute the entire agreement of the Parties with respect to the subject matters therein and supersedes and replaces all prior or contemporaneous verbal and written agreements and understandings.

14.	尽管有本协议第13条的规定，各方确认本协议应当就其中规定的事项构成一份完整的协议，并且应当替代所有以前达成的所有口头和书面的协议和备忘录。

15.
The term of this agreement is ten (10) years unless early termination occurs in accordance with relevant provisions herein or in any other relevant agreements reached by all parties. This Agreement may be extended only upon Party A’s written confirmation prior to the expiration of this Agreement and the extended term shall be determined by the Parties hereto through mutual consultation. During the aforesaid term, if Party A or Party B is terminated at expiration of the operation term (including any extension of such term) or by any other reason, this Agreement shall be terminated upon such termination of such party, unless such party has already assigned its rights and obligations in accordance with Article 9 hereof.

15.	本协议期限是十年，除非根据相应规定提前终止或者各方另行达成协议。本协议只能由各方在到期前通过书面协议进行继展并且继展期只能通过双方协商确定。在以上所述的协议期间，甲方或者乙方在经营期间终止（包含继展期）或者任何其他原因，本协议应当在相应方终止之时终止，除非该方已经根据本协议第九条将相关权利和义务转移。

OPERATING AGREEMENT (GYM)

16.
This Agreement shall be terminated on the expiration date unless it is renewed in accordance with the relevant provision herein. During the valid term of this Agreement, Party B shall not terminate this Agreement. Notwithstanding the above stipulation, Party A shall have the right to terminate this Agreement at any time by issuing a thirty (30) days prior written notice to Party B.

16.	除非根据本协议相应规定终止，本协议应当在到期时终止。在有效期间，乙方不得终止本协议。尽管有以上规定，甲方通过提前三十天发出书面通知，拥有在任何时间终止本协议的权利。

17.	This Agreement has been executed in four (4) duplicate originals in English, each Party has received one (1) duplicate original, and all originals shall be equally valid.
17.	本协议有四份英语副本，每一方保留一份副本并且每一份拥有相同的效力。

[SIGNATURE PAGE FOLLOWS]

OPERATING AGREEMENT (GYM)

[Signature Page]
签字页

IN WITNESS WHEREOF each party hereto has caused this Agreement duly executed by itself or a duly authorized representative on its behalf as of the date first written above.
各方或者其代表在协议确定的日期签署本协议。

PARTY A: 甲方：	Harbin Mege Union Beauty Management Ltd. 哈尔滨美联美容管理有限公司

Legal/Authorized Representative: ____________________ 法定代表人/或被授权人(签字)： Name: LIU Tong 姓名: 刘佟 Title: ___________________________________________ 职务

PARTY B: 乙方：
Legal/Authorized Representative: ____________________ 法定代表人/或被授权人（签字）： Name: 姓名: Title: ___________________________________________ 职务

OPERATING AGREEMENT (GYM)

SIGNATURE PAGE FOR SHAREHOLDERS/OWNERS OF PARTY B
乙方股东/所有人签字页

SHAREHOLDERS/OWNERS OF PARTY B:
乙方股东/所有人

_________________________________
By:

(PRC ID Card No.: )
中华人民共和国身份证号：

_________________________________
By:

(PRC ID Card No.: )
中华人民共和国身份证号：

OPERATING AGREEMENT (GYM)	8